                                                                    Exhibit 99.4

                       PIONEER-STANDARD ELECTRONICS, INC.
                 QUARTERLY CONSOLIDATED STATEMENTS OF OPERATIONS
         FOR THE THREE AND SIX MONTHS ENDED SEPTEMBER 30, 2002 AND 2001


                                                     Three Months Ended              Six Months Ended
                                                        September 30                   September 30
                                               ----------------------------    ----------------------------
(In Thousands, Except Per Share Data)              2002            2001            2002            2001
                                               ------------    ------------    ------------    ------------
Net Sales                                      $    260,663    $    303,964    $    533,854    $    630,178
Cost of goods sold                                  225,682         263,841         464,088         546,952
                                               ------------    ------------    ------------    ------------
        Gross margin                                 34,981          40,123          69,766          83,226
Warehouse, selling and administrative
    Expenses                                         33,574          44,166          66,067          83,590
                                               ------------    ------------    ------------    ------------
        Operating Income (Loss)                       1,407          (4,043)          3,699            (364)
Other (Income) Expense
        Other (income) expense                          (33)          1,595             (59)            389
        Interest expense, net                         1,967           3,051           4,153           6,708
                                               ------------    ------------    ------------    ------------
Loss Before Income Taxes                               (527)         (8,689)           (395)         (7,461)
        Provision (benefit) for income taxes            (35)         (2,224)              -          (1,922)
        Distributions on mandatorily
           redeemable convertible trust
           preferred securities, net of tax           1,562           1,591           3,126           3,153
                                               ------------    ------------    ------------    ------------
Loss from Continuing Operations                $     (2,054)   $     (8,056)   $     (3,521)   $     (8,692)
Income from Discontinued Operations, net
    of tax                                            2,696           3,357           4,993           5,689
                                               ------------    ------------    ------------    ------------
Income (Loss) before Cumulative Effect of
    Change in Accounting Principle             $        642    $     (4,699)   $      1,472    $     (3,003)
        Cumulative Effect of Change in
          Accounting Principle, net of $1.9
          million tax benefit                             -               -         (34,795)              -
                                               ------------    ------------    ------------    ------------
Net Income (Loss)                              $        642    $     (4,699)   $    (33,323)   $     (3,003)
                                               ============    ============    ============    ============

PER SHARE DATA:
BASIC:
Loss from Continuing Operations                $      (0.08)   $      (0.29)   $      (0.13)   $      (0.32)
Income from Discontinued Operations                    0.10            0.12            0.18            0.21
                                               ------------    ------------    ------------    ------------
Income (Loss) before Cumulative Effect of
   Change in Accounting Principle              $       0.02    $      (0.17)   $       0.05    $      (0.11)
                                               ------------    ------------    ------------    ------------
Cumulative Effect of Change in Accounting
    Principle                                             -               -           (1.27)              -
                                               ------------    ------------    ------------    ------------
Net Income (Loss)                              $       0.02    $      (0.17)   $      (1.22)   $      (0.11)
                                               ============    ============    ============    ============
DILUTED:
Loss from Continuing Operations                $      (0.08)   $      (0.29)   $      (0.13)   $      (0.32)
Income from Discontinued Operations                    0.10            0.12            0.18            0.21
                                               ------------    ------------    ------------    ------------
Income (Loss) before Cumulative Effect of
   Change in Accounting Principle              $       0.02    $      (0.17)   $       0.05    $      (0.11)
                                               ------------    ------------    ------------    ------------
Cumulative Effect of Change in Accounting
    Principle                                             -               -           (1.27)              -
                                               ------------    ------------    ------------    ------------
Net Income (Loss)                              $       0.02    $      (0.17)   $      (1.22)   $      (0.11)
                                               ============    ============    ============    ============
Weighted Average Shares Outstanding:
        Basic                                    27,291,483      27,047,650      27,260,363      26,982,486
        Diluted                                  27,291,483      27,047,650      27,260,363      26,982,486


                                       12